Troy Patton – CEO Ciel Caldwell – CFO August 12, 2015 Q2 2015 Earnings Presentation Northern Power Systems Exhibit 99.2

FORWARD
LOOKING
STATEMENT
AND
NON
-GAAP
DISCLOSURES
2
All
statements
and
other
information
contained
in
this
document
related
to
anticipated
future
events
or
results
constitute
forward-looking
statements.
Forward-looking
statements
often,
but
not
always,
are
identified
by
the
use
of
words
such
as
“seek”,
“anticipate”,
“believe”,
“plan”,
“estimate”,
“expect”,
“intend”,
“forecast”,
“project”,
“likely”,
“potential”,
“targeted”
and
“possible”
and
statements
that
an
event
or
result
“may”,
“will”,
“would”,
“should”,
“could”
or
“might”
occur
or
be
achieved
and
other
similar
expressions.
Forward-looking
statements
are
subject
to
known
and
unknown
business
and
economic
risks
and
uncertainties
and
other
factors
that
could
cause
actual
results
of
operations
to
differ
materially
from
those
expressed
or
implied
by
the
forward-looking
statements.
Forward-
looking
statements
are
based
on
estimates
and
opinions
of
management
at
the
date
the
statements
are
made.
Northern
Power
Systems
does
not
undertake
any
obligation
to
update
forward-looking
statements
even
if
circumstances
or
management’s
estimates
or
opinions
should
change,
except
as
required
by
law.
For
the
reasons
set
forth
above,
investors
should
not
place
undue
reliance
on
forward-looking
statements.
This
presentation
references
non-GAAP
financial
measures
with
the
required
reconciliation
referenced
in
the
table
captioned
“Non-GAAP
Reconciliations”
to
the
most
comparable
GAAP
financial
measures.

Presentation Organization and Call Details
3
Q&A Session:
Immediately following prepared remarks
Link from IR webpage at
http://www.ir.northernpower.com/events-
and-presentations.aspx
Troy Patton
President and CEO
Ciel Caldwell
CFO
Presentation Organization:
Q2 2015 business update
Q2 2015 operational and financial results
review
GAAP to Non-GAAP reconciliations
Hosted by:

NPS’ Business Lines
Fully developed strategic
partnership approach
Successfully deployed in China
and Brazil to date
4
High-margin Development
Expansion of IP portfolio
NPS 2MW
turbine
platform
Converter and
Controls Systems
NPS
60/100kW
Technology Licensing
Product Sales & Service
Technology Development

Q113
Q213
Q313
Q413
Q114
Q214
Q314
Q414
Q115
Q215

1
Q113
Q213
Q313
Q413
Q114
Q214
Q314
Q414
Q115
Q215

($5)
($4)
($3)
($2)
($1)
$0
$1
(2.9)
(3.0)
(2.2)
(3.1)
(2.5)
(1.2)
0.5
(1.6)
(3.3)***
(2.7)
(0.3)
(2.4)
(3.3)
Business Expansion Trends
5
$0
$10
$20
$30
$40
$50
21
34
36
45
48
40
47
41
43
41
BACKLOG
**
$0
$2
$4
$6
$8
$10
$12
$14
$16
1.7
4.3
9.0
13.8*
13.8
15.0
14.0
8.3
12.5
REVENUE
5.6
5
Bridge to Net Loss
Non-GAAP EBITDA (Loss)/Income
(2.2)
(4.1)***
(3.1)
*Includes the impact of delayed Q413 turbine deliveries
***Includes $0.6M of costs related to  a considered financing transaction
(4.9)
(3.1)
(2.8)
(3.4)
**Represents
currency
fluctuation
impact

Q2 2015: Product Sales and Service Update
Strong long-term European demand
Demand continues to build in Italy after
recent favorable regulations announced
Strong continued demand in UK
Distributed wind turbines remain core
product
Returning strength in orders and execution
Blade production stabilized producing
adequate high quality blades
Blade costs high in second quarter
reducing in third quarter and beyond
Distributed wind emerging as an ever-
important element of a distributed
generation portfolio
Solar has exposed consumers and utilities
to the benefits of distributed generation
Wind capacity factors double that of solar
6
NPS 2MW
turbine
platform
Converter and
Controls Systems
NPS
60/100kW
Product Sales & Service
Distributed Turbines

Q2 2015: Product Sales and Service Update
NPS Flexphase
power converters serve
utility needs in complex grids
FIAMM storage systems (partnering with
NPS) provide reliable power to crowded
transmission systems
MCM controllers and system integration
(partnering with NPS) bring unique
microgrid
control to challenging
demand-response situations
Through direct IP and key partnerships,
NPS becomes a solution provider for
complex grid challenges that combine
value price points and high reliability
7
NPS 2MW
turbine
platform
Converter and
Controls Systems
NPS
60/100kW
Product Sales & Service
Power Systems

Q2 2015: Technology Licensing & Development Update
WEG 2.1MW turbine production has
achieved a steady 8 units per month
Healthy and increasing order backlog
at over 500MW
Actively exploring other regions &
expanded WEG relationship
WEG 3.3MW development
progressing as scheduled:
Expecting design completion in 2016
Backbone of planned development activity
for next twelve months
8
Fully developed strategic
partnership approach
Successfully deployed in China and
Brazil to date
Technology Licensing
Technology Development
High-margin Development
Expansion of IP portfolio

Q2 2015: Key Financial Metrics
9
Q2 2015
YTD 2015
Revenue
•
$12.5M
•
9% y/y reduction
•
51%
q/q growth
•
$20.8M
•
24% y/y reduction
Backlog
•
$41M
•
1% y/y increase
•
Currency fluctuation
impact of approximately 10%
Gross Margin
•
9.3%
•
PY
at 15.9%
•
Q1 22.2%
•
14.5%
•
PY at 12.3%
Net Loss
•
($3.3M)
•
57% y/y loss
increase
•
($.14/share)
•
20% q/q improvement
•
($7.4M)
•
42% y/y loss increase
•
($.33/share)
Non-GAAP
EBITDA Loss
•
($2.7M)
•
125% y/y loss increase
•
($.12/share)
•
18%
q/q improvement
•
($6.2M)
•
57% y/y loss increase
•
($.25/share)

Revenue and Gross Margin Trends
10
Q1 ‘15
-9.9%
-1.3%
12.7%
8.4%
8.7%
15.9%
32.2%
20.4%
22.2%
9.3%
-15.0%
-5.0%
5.0%
15.0%
25.0%
35.0%
Q1 ‘14
Q3 ‘14
Q4 ‘14
$0
$2
$4
$6
$8
$10
$12
$14
$16
High-wind Regimes
Non-turbine Revenue
Low-wind Regimes
Q2 ‘13
Q1 ‘13
Q3 ‘13
Q4 ‘13
Q2 ‘14
Q2 ‘15

Q2 2015: Other Financial Metrics
Cash Flow Statement
Q2 2015
Q2 2014
Cash used
in operations
$0.1M
•
Change in operating
assets / liab. $3.1M
($6.7M)
•
Change in operating
assets / liab. ($5.5M)
Cash (used
in) provided by
investing
activities
($0.3M)
$0.8M
Cash provided by (used in)
financing activities
($1.0M)
$19.3M
11
Balance Sheet Metrics
June 30, 2015
June 30, 2014
Cash and cash equivalents
$6.1M
$15.4M
Inventory
$15.2M
$4.6M of which
or 30% is in transit
$13.6M
Working capital line
$3.0M*
-
* Comerica
working
capital
line
of
credit
was
renewed
and
extended
and
is
now
available
through
9/30/16
for
up
to
$6M

Full Year
Revenue for first half of 2015 lower than first half of 2014
Year over year growth to resume in back half of year
Core business focus (utility through partnerships)
First Half
Second Half
Reach full production
Year
over Year topline growth
Euro decrease
Continued negative impact
Core business
gross margin
pressure
Core business margins improving;
Potential Euro impact of >700bps
12
2015 Expectations
Transitioning
blade
production
Order
and
backlog
expansion

Non-GAAP Reconciliations 13 * * * * * ******************

Non-GAAP Reconciliations Non-GAAP adjusted EBITDA
14
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015
Net Loss
$(3,124)
$(2,064)
$(289)
$(2,417)
$(4,133)
$(3,298)
Interest
240
37
40
26
26
71
Taxes
14
15
412
454
385
383
Depreciation
178
391
194
179
190
193
Stock
compensation
148
454
144
141
178
190
Non
cash implied
license revenue
-
-
-
-
-
(243)
Loss on disposal of
asset
-
-
-
4
50
-
Adjusted
EBITDA
$(2,544)
$(1,167)
$501
$(1,613)
$(3,304)
$(2,704)
(All amounts in thousands)